UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report: (Date of Earliest Event Reported):
                                November 6, 1998

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

     Colorado            000-23174         84-1169286
  (State or other       (Commission      (IRS Employer
   jurisdiction         File Number)   Identification No.)
 of incorporation)

         1099 18th Street, Suite 2850, Denver, Colorado, 80202 (Address of principal executive offices) (Zip Code)

                         Registrant's telephone number,
                       including area code: (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding 3rd quarter profits.

                                                 Reg. S-K
Exhibit No.             Description               Item No.

*99.1                   Press release                99



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: November 6, 1998         By:/s/ John L. Gallivan
                                      John L. Gallivan, Chief Financial Officer

                                  EXHIBIT INDEX


                                              Reg. S-K
Exhibit No.             Description            Item No.

*99.1                   Press release          1